Exhibit 32.2
CERTIFICATIONS (cont’d)
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350 AS
ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the annual report of The Greenbrier Companies, Inc. (the Company) on Form 10-K for the annual period ended August 31, 2006 as filed with the Securities and Exchange Commission on the date therein specified (the Report), I, Joseph K. Wilsted, Senior Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: October 31, 2006
/s/ Joseph K. Wilsted

Joseph K. Wilsted
Senior Vice President and
Chief Financial Officer
The Greenbrier Companies 2006 Annual Report                                         71